SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 1998

                          Mack-Cali Realty Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                  1-13274                     22-3305147
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(state or other jurisdiction      (Commission                 (IRS Employer
     or incorporation)            File Number)            Identification Number)


                 11 Commerce Drive, Cranford, New Jersey 07016
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        Registrant's telephone number, including area code (908) 272-8000

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events

During the period January 1, 1998 through June 8, 1998, Mack-Cali Realty Corporation and subsidiaries (the "Company") acquired, or entered into contracts to acquire, a 21-building office/flex portfolio, an 18- building office portfolio, a six-building office complex, a three-building office portfolio, a two-building office portfolio and seven separate buildings through 12 individual transactions with separate sellers (to be collectively referred to as the "1998 Acquisitions"). Additionally, during the same period, the Company completed five separate stock offerings (collectively, the "1998 Offerings"), issuing an aggregate of 7,834,878 shares of common stock for total net proceeds of aproximately $284.6 million. The 1998 Acquisitions and the 1998 Offerings are to be hereinafter collectively referred to as the "Reported Events".

The following is a brief description of the Reported Events:

1998 Acquisitions:

On January 30, 1998, the Company acquired a 17-building office/flex portfolio, aggregating approximately 748,660 square feet located in the Moorestown West Corporate Center in Moorestown, Burlington County, New Jersey and in Bromley Commons in Burlington, Burlington County, New Jersey. The 17 properties were acquired for a total cost of approximately $47.5 million. The Company is under contract with the same seller to acquire an additional four office/flex properties, aggregating 199,400 square feet, for a total cost of approximately $12.0 million, in the same locations. The 17 acquired properties and four pending building acquisitions are to be collectively referred to as the "McGarvey Portfolio". The Company also has an option to purchase an additional property following completion of construction and required lease-up for approximately $3.7 million. The purchase contract also provides the Company a right of first refusal to acquire up to six additional office/flex properties totaling 202,000 square feet upon their development and lease-up. The initial transaction was funded primarily from drawing on one of the Company's credit facilities, as well as the assumption of mortgage debt with an estimated fair value of $8.4 million (the "McGarvey Mortgages"). The McGarvey Mortgages currently have a weighted average annual effective interest rate of 6.24 percent and are secured by five of the office/flex properties acquired.

On February 5, 1998, the Company acquired 500 West Putnam Avenue ("500 West Putnam"), a 121,250 square-foot office building located in Greenwich, Fairfield County, Connecticut. The property was acquired for a total cost of approximately $20.1 million, funded from drawing on one of the Company's credit facilities, as well as the assumption of mortgage debt with an estimated fair value of $12.1 million, which bears interest at an annual effective rate of 6.52 percent.

The McGarvey Portfolio and 500 West Putnam acquisitions were previously included as Reported Events in the Company's Current Report on Form 8-K, dated January 16, 1998. They are included in this filing as a result of the inclusion of more current financial statements.

On February 25, 1998, the Company acquired 10 Mountainview Road
("Mountainview"), a 192,000 square-foot office property, located in Upper Saddle River, Bergen County, New Jersey. The property was acquired for approximately $24.7 million, which was made available from proceeds received from the Company's February 1998 offering of common stock.

On March 12, 1998, the Company acquired 1250 Capital of Texas Highway South ("Cielo Center"), a 270,703 square-foot office building in Austin, Travis County, Texas. Cielo Center was acquired for a total cost of approximately $37.1 million, which was made available from drawing on one of the Company's credit facilities.

On March 27, 1998, the Company acquired 10 office properties located in suburban Denver and Colorado Springs, Colorado from Pacifica Holding Company ("Pacifica"), a private real estate owner and operator in Denver, Colorado. The properties were acquired for a total cost of approximately $74.7 million, funded by drawing approximately $68.2 million from the Company's credit facilities, from the issuance of approximately $3.8 million in common operating partnership units and $2.7 million from the Company's cash reserves. These acquired buildings comprised approximately 620,017 square feet of Pacifica's entire 1.2 million square-foot office portfolio, which consists of 18 office buildings and related operations (collectively, the "Pacifica Portfolio"). On June 8, 1998 the Company acquired six of the remaining eight office buildings, encompassing 514,427 square feet, and 2.5 acres of vacant land, located in the Denver Tech Center, from Pacifica for an aggregate purchase price of approximately $80.7 million, funded by drawing approximately $59.9 million from one of the Company's credit facilities and the issuance of approximately $20.8 million in common operating partnership units. The Company currently is a party to a contract to acquire the remaining two office buildings, encompassing 95,360 square feet, from Pacifica for an aggregate purchase price of approximately $11.9 million. William L. Mack, a director and equity holder of the Company, was an indirect owner of an interest in certain of the buildings contained in the Pacifica Portfolio.

Also, on March 27, 1998, the Company acquired four office buildings and a day care center, plus land parcels, and a 50 percent interest in a fifth office building, all of such properties aggregating 859,946 square-feet and located in the Prudential Business Campus office complex in Parsippany and East Hanover, Morris County, New Jersey (collectively, the "Prudential Business Campus"). Prudential Business Campus was acquired for a total cost of approximately $175.9 million, which funds were made available from the Company's cash reserves (made available in part from the proceeds of the sale of 2,705,628 shares of the Company's common stock to Prudential Insurance Company of America, Strategic Value Investors, LLC and Strategic Value Investors International, LLC) and from drawing on one of the Company's credit facilities.

On March 30, 1998, the Company acquired Morris County Financial Center, a 308,215 square-foot, two-building office complex located in Parsippany, Morris County, New Jersey. The property was acquired for approximately $52.8 million, which was made available from drawing on one of the Company's credit facilities.

On May 13, 1998, the Company acquired 3600 South Yosemite ("3600 S. Yosemite"), a 133,743 square-foot office building located in Denver, Denver County, Colorado for approximately $13.5 million, which was made available from drawing on one of the Company's credit facilities.

On May 14, 1998, the Company acquired One Ramland Road ("Ramland Road"), a 232,000 square-foot vacant office/flex building located in Orangeburg, Rockland County, New York, for approximately $6.7 million, which was made available from the Company's cash reserves. The Company intends to redevelop the property.

On May 22, 1998, the Company acquired 500 College Road East ("500 College Road"), a 158,235 square-foot office building located in Plainsboro, Middlesex County, New Jersey, for approximately $21.2 million, which was made available from drawing on one of the Company's credit facilities.

On June 1, 1998, the Company acquired 1709 New York Avenue Northwest and 1400 L Street Northwest, two individual office buildings aggregating approximately 325,000 square feet located in Washington, D.C. The properties were acquired for approximately $90.0 million, which was made available from drawing on one of the Company's credit facilities. Additionally, the Company also entered into a contract with the same seller to acquire a third office building located at 4200 Parliament Drive and vacant land in Lanham, Prince Georges County, Maryland. The 122,000 square-foot office building, in addition to adjacent developable land, is expected to be acquired for approximately $15.5 million. The completed building acquisitions, and pending building and land acquisitions are to be collectively referred to as the "D.C. Portfolio".

On June 3, 1998, the Company acquired 400 South Colorado Boulevard ("400 South Colorado"), a 125,415 square-foot office building located in Denver, Denver County, Colorado, for approximately $12.0 million, which was made available from drawing on one of the Company's credit facilities.

Further information regarding the 1998 Acquisitions is attached on SCHEDULE A.

Each of the 1998 Acquisitions was, or will be, pursuant to individual agreements for the sale and purchase of each property or group of properties between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties include their historical and expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly funds from operations) and the ability to sustain and potentially increase its distributions to Company stockholders, and other factors. The Company takes into consideration capitalization rates at which it believes other comparable office buildings had recently sold, but determined the price it is willing to pay primarily on the factors discussed above relating to the properties themselves and their fit with the Company's operations. No separate independent appraisals were, or will be, obtained in connection with the acquisition of properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

1998 Offerings:

On February 25, 1998, the Company completed an underwritten public offer and sale of 2,500,000 shares of its common stock and used the net proceeds, which totaled approximately $92.2 million (after offering costs) to pay down a portion of its outstanding borrowings under the Company's credit facilities and fund the acquisition of Mountainview.

On March 18, 1998, in connection with the Company's acquisition of Prudential Business Campus, the Company completed an offer and sale of 2,705,628 shares of its common stock using the net proceeds of approximately $99.9 million (after offering costs) in the funding of such acquisition.

On March 27, 1998, the Company completed an underwritten public offer and sale of 650,407 shares of its common stock and used the net proceeds, which totaled approximately $23.7 million (after offering costs), to pay down a portion of its outstanding borrowings under the Company's credit facilities.

On April 29, 1998, the Company completed an underwritten public offer and sale of 994,228 shares of its common stock and used the net proceeds, which totaled approximately $34.7 million (after offering costs), primarily to pay down a portion of its outstanding borrowings under the Company's credit facilities.

On May 29, 1998, the Company completed an underwritten public offer and sale of 984,615 shares of its common stock and used the net proceeds, which totaled approximately $34.2 million (after offering costs) primarily to pay down a portion of its outstanding borrowings under the Company's credit facilities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

      The special-purpose financial statements included in this report encompass the following:

      o Audited Statement of Revenue and Certain Expenses for the McGarvey Portfolio for the year ended December 31, 1997 and unaudited interim financial information for the period January 1, 1998 to January 29, 1998,

      o Audited Statement of Revenue and Certain Expenses for 500 West Putnam for the year ended December 31, 1997 and unaudited interim financial information for the period January 1, 1998 to February 4, 1998,

      o Audited Statement of Revenue and Certain Expenses for Mountainview for the year ended December 31, 1997 and unaudited interim financial information for the period January 1, 1998 to February 24, 1998,

      o Audited Statement of Revenue and Certain Expenses for Cielo Center for the year ended December 31, 1997 and unaudited interim financial information for the period January 1, 1998 to March 11, 1998,

      o Audited Statements of Revenue and Certain Expenses for the Pacifica Portfolio for the years ended December 31, 1997, 1996, and 1995 and unaudited interim financial information for the period January 1, 1998 to March 26, 1998,

      o Audited Historical Statement of Gross Income and Direct Operating Expenses for Prudential Business Campus for the year ended December 31, 1997 and unaudited interim financial information for the period January 1, 1998 to March 26, 1998,

      o Audited Historical Statement of Gross Income and Direct Operating Expenses for the Morris County Financial Center for the year ended December 31, 1997 and unaudited interim financial information for the period January 1, 1998 to March 29, 1998,

      o Audited Statement of Revenue and Certain Expenses for 3600 S. Yosemite for the year ended December 31, 1997 and unaudited interim financial information for the three months ended March 31, 1998,

      o Audited Statement of Revenue and Certain Expenses for 500 College Road East for the year ended December 31, 1997 and unaudited interim financial information for the three months ended March 31, 1998,

      o Audited Statement of Revenue and Certain Expenses for the D.C. Portfolio for the year ended December 31, 1997 and unaudited interim financial information for the three months end March 31, 1998, and

      o Audited Statement of Revenue and Certain Expenses for 400 South Colorado for the year ended December 31, 1997 and unaudited interim financial information for the three months ended March 31, 1998.

(b) Pro Forma Financial Information (unaudited)

      Unaudited pro forma financial information for the Company is presented as follows:

      o     Condensed consolidated balance sheet as of March 31, 1998,

      o Condensed consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997, and

      o Estimated twelve-month pro forma statement of taxable net operating income and operating funds available for the twelve month period ended March 31, 1998.

(c) Exhibits

      10.162 Agreement for Purchase and Sale of Real Estate by and between Bayer Corporation, as Seller, and Mack-Cali Realty Acquisition Corporation, as Purchaser, dated March 31, 1998 [Ramland Road]

      10.163 Agreement of Sale and Purchase by and between SI Princeton, Inc., as Seller, and Mack- Cali Realty Acquisition Corporation, as Purchaser, dated April 29, 1998 [500 College Road]

      10.164 Purchase and Sale Agreement by and between 1709 L.P., as Seller, and Mack-Cali Realty Acquisition Corp., as Purchaser, dated June 1, 1998 [D.C. Portfolio]

      10.165 Purchase and Sale Agreement by and between 14L Associates, as Seller, and Mack-Cali Realty Acquisition Corp., as Purchaser, dated June 1, 1998 [D.C. Portfolio]

      10.166 Contribution and Exchange Agreement between and among G&G Martco, Lawrence W. Feldman, The Lawrence W. And Marie N. Feldman Trust, Alvin Dworman and Plentitude Partners, L.P. and Mack-Cali Realty, L.P., dated April 30, 1998 [Convention Plaza]

      10.167 Underwriting Agreement, dated May 27, 1998, between Mack-Cali Realty Corporation and PaineWebber Incorporated.

                                                                     SCHEDULE A:

                          MACK-CALI REALTY CORPORATION

                          Summary of 1998 Acquisitions

                           DATE                   PERCENT                  ACQUIS.
                         ACQUIRED     RENTABLE    OCCUPIED                 COST TO
                      (for completed   SQUARE      AS OF       YEAR        COMPANY                   PRINCIPAL TENANTS
      PROPERTY         acquisitions)    FEET      CLOSING    COMPLETED  (in thousands)   (based on percentage of property leased)

 McGarvey Portfolio       1/30/98      748,660       98%        1985        $47,452              Color Graphics Inc. (7%),
   (21 Properties)    (17 Properties)                             to                            Standard Register Co. (5%)
   Moorestown and        Pending:      199,400       N/A        1997        $11,997             Computer Science Corp. (5%)
     Burlington,      (4 Properties)
 Burlington County,
     New Jersey

  500 West Putnam         2/05/98      121,250      100%        1973        $20,125           Hachette Magazines, Inc. (27%),
500 West Putnam Ave.                                                                           Great Brands of Europe (12%),
     Greenwich,                                                                             Winklevoss Consultants, Inc. (12%),
  Fairfield County,                                                                         Orthopaedics Associates, P.C. (11%)
     Connecticut

    Mountainview          2/25/98      192,000       98%        1986        $24,725            Thomson Minwax Company (23%),
10 Mountainview Road                                                                         Corning Life Sciences Inc. (15%),
 Upper Saddle River,                                                                            ITT Fluid Technology (14%),
   Bergen County,                                                                            Neuromedical Systems Inc. (14%),
     New Jersey                                                                             Professional Detailing Inc. (14%),
                                                                                                   Innapharma Inc. (10%)

    Cielo Center          3/12/98      270,703       92%        1985        $37,062         Executive Environments Inc. (16%),
1250 Capital of Texas                                                                             Intelliquest Inc. (14%)
    Highway South
       Austin,
   Travis County,
       Texas

 Pacifica Portfolio       3/27/98      620,017       98%        1982        $74,712            Evolving Systems, Inc. (11%),
 (18 Properties and   (10 Properties)                             to                           Sun Microsystems, Inc. (9%),
   vacant parcel)         6/8/98       514,427       89%        1997        $80,701                   TRW Inc. (9%),
     Denver and        (6 Properties                                                          First Tennessee Bank, N.A. (6%)
  Colorado Springs,     and vacant
      Colorado            parcel)
                       2 Properties     95,360       N/A                    $11,866
                          Pending

 Prudential Business      3/27/98      859,946       97%        1982       $175,856                 Nabisco Inc. (34%),
Campus (6 Properties                                              to                           Deloitte & Touche LLP (14%),
 and vacant parcel)                                             1991                          Prudential Insurance Co. (11%),
   Parsippany and                                                                                    Bay Networks (7%)
    East Hanover,
   Morris County,
     New Jersey

    Morris County         3/30/98     308,215        97%        1989        $52,753            Coopers & Lybrand LLP (41%),
  Financial Center                                                                           Integrated Communications (25%),
   (2 Properties)                                                                           Experian Information Solutions (8%)
     Parsippany,
   Morris County,
     New Jersey

                                                                     SCHEDULE A:

                          MACK-CALI REALTY CORPORATION

                    Summary of 1998 Acquisitions (continued)

                            DATE                     PERCENT                  ACQUIS.
                          ACQUIRED       RENTABLE    OCCUPIED                 COST TO
                       (for completed     SQUARE      AS OF       YEAR        COMPANY                  PRINCIPAL TENANTS
      PROPERTY          acquisitions)      FEET      CLOSING    COMPLETED  (in thousands)  (based on percentage of property leased)

  3600 S. Yosemite         5/13/98        133,743      100%        1974        $13,500           M.D.C. Holdings, Inc. (100%)
3600 S. Yosemite Rd,
       Denver,
   Denver County,
      Colorado

     Ramland Road          5/14/98        232,000        0%        1987         $6,700                        N/A
  One Ramland Road
     Orangeburg,
  Rockland County,
      New York

500 College Road East      5/22/98        158,235      100%        1984        $21,200          Merrill Lynch Asset Management
500 College Road East                                                                                       (73%),
     Plainsboro,                                                                                Buchanan Ingersoll P.C. (17%),
  Middlesex County,                                                                                   PNC Bank N.A. (10%)
     New Jersey

   D.C. Portfolio           6/1/98        325,000       93%        1972        $90,000       Board of Gov./Federal Reserve (21%),
  (3 Properties and     (2 Properties)                              to                              Winston & Strawn (20%),
   vacant parcel)          Pending:       122,000      N/A         1989        $15,450             Comnet Corporation (11%),
 1709 New York Ave.      (1 Property)                                                         The United States of America (7%),
         and                                                                                    World Resources Institute (6%)
    1400 L Street
  Washington, D.C.;
4200 Parliament Drive
   Lanham, Prince
   Georges County,
      Maryland

 400 South Colorado         6/3/98        125,415       94%        1983        $12,000           Community Health Plan (12%),
 400 South Colorado                                                                              Department of Revenue (12%),
      Boulevard                                                                                   Northwest Bank, N.A. (11%),
       Denver,                                                                                   Senter, Goldfarb & Rice (10%)
   Denver County,
      Colorado

        TOTAL                           5,026,371                             $696,099

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Mack-Cali Realty Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MACK-CALI REALTY CORPORATION

June 12, 1998                               By:    /s/ Thomas A. Rizk
                                                   ------------------
                                                   Thomas A. Rizk
                                                   Chief Executive Officer


June 12, 1998                               By:    /s/ Barry Lefkowitz
                                                   -------------------
                                                   Barry Lefkowitz
                                                   Executive Vice President and
                                                   Chief Financial Officer

                          MACK-CALI REALTY CORPORATION
                         Index to Financial Information
--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----
McGARVEY PORTFOLIO
 Report of Independent Accountants........................................    12
 Combined Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    13
    The Period January 1, 1998 to January 29, 1998 (unaudited)............    17
 Notes to Statements of Revenue and Certain Expenses...................... 14-16

500 WEST PUTNAM
 Report of Independent Accountants........................................    18
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    19
    The Period January 1, 1998 to February 4, 1998 (unaudited)............    22
 Notes to Statements of Revenue and Certain Expenses...................... 20-21

MOUNTAINVIEW
 Report of Independent Accountants........................................    23
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    24
    The Period January 1, 1998 to February 24, 1998 (unaudited)...........    27
 Notes to Statements of Revenue and Certain Expenses...................... 25-26

CIELO CENTER
 Report of Independent Accountants........................................    28
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997 and..................................    29
    The Period January 1, 1998 to March 11, 1998 (unaudited)..............    32
 Notes to Statements of Revenue and Certain Expenses...................... 30-31

PACIFICA PORTFOLIO
 Report of Independent Accountants........................................    33
 Statements of Revenue and Certain Expenses for:
    The Years Ended December 31, 1997, 1996, and 1995, and................    34
    The Period January 1, 1998 to March 26, 1998 (unaudited)..............    38
 Notes to Statements of Revenue and Certain Expenses...................... 35-37

PRUDENTIAL BUSINESS CAMPUS
 Report of Independent Accountants........................................    39
 Historical Statements of Gross Income and Direct Operating Expenses for:
    The Year Ended December 31, 1997, and.................................    40
    The Period January 1, 1998 to March 26, 1998 (unaudited)..............    44
 Notes to Historical Statements of Gross Income and
 Direct Operating Expenses.. ............................................. 41-43

                          MACK-CALI REALTY CORPORATION
                   Index to Financial Information (continued)
--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----
MORRIS COUNTY FINANCIAL CENTER
 Report of Independent Accountants........................................    45
 Historical Statements of Gross Income and Direct Operating Expenses for:
    The Year Ended December 31, 1997, and.................................    46
    The Period January 1, 1998 to March 29, 1998 (unaudited)..............    49
 Notes to Historical Statements of Gross Income and
 Direct Operating Expenses.. ............................................. 47-48

3600 S. YOSEMITE
 Report of Independent Accountants........................................    50
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    51
    The Three Months Ended March 31, 1998 (unaudited).....................    54
 Notes to Statements of Revenue and Certain Expenses...................... 52-53

500 COLLEGE ROAD EAST
 Report of Independent Accountants........................................    55
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    56
    The Three Months Ended March 31, 1998 (unaudited).....................    59
 Notes to Statements of Revenue and Certain Expenses...................... 57-58

D.C. PORTFOLIO
 Report of Independent Accountants........................................    60
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    61
    The Three Months Ended March 31, 1998 (unaudited).....................    64
 Notes to Statements of Revenue and Certain Expenses...................... 62-63

400 SOUTH COLORADO
 Report of Independent Accountants........................................    65
 Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1997, and.................................    66
    The Three Months Ended March 31, 1998 (unaudited).....................    69
 Notes to Statements of Revenue and Certain Expenses...................... 67-68

MACK-CALI REALTY CORPORATION
 Pro Forma (unaudited):
 Condensed Consolidated Balance Sheet as of March 31, 1998................ 70-71
 Condensed Consolidated Statements of Operations for:
    The Three Months Ended March 31, 1998, and............................ 72-76
    The Year Ended December 31, 1997...................................... 77-81
 Estimated Twelve-Month Pro Forma Statement of Taxable Net
    Operating Income and Operating Funds Available for
    the Twelve Months Ended March 31, 1998................................    82

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey

      We have audited the accompanying Combined Statement of Revenue and Certain Expenses for the properties known as the McGarvey Portfolio, as more fully described in Note 1, for the year ended December 31, 1997. The combined financial statement is the responsibility of the McGarvey Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Combined Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of McGarvey Portfolio's revenues and expenses.

      In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the McGarvey Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.


Roseland, New Jersey
April 6, 1998

                               McGARVEY PORTFOLIO
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
  Base rents (Note 2)                                      $5,002,423
  Escalations and recoveries from tenants                   1,009,119
                                                           ----------
                                                            6,011,542
                                                           ----------
Certain Expenses
  Real estate taxes                                           779,904
  Utilities                                                    89,624
  Operating services (Note 4)                                 375,870
  General and administrative                                    2,126
                                                           ----------
                                                            1,247,524
                                                           ----------
Revenue in excess of certain expenses                      $4,764,018
                                                           ==========


The accompanying notes are an integral part of this Combined Statement of Revenue and Certain Expenses.

                               McGARVEY PORTFOLIO
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

1. ORGANIZATION AND OPERATION OF PROPERTY

      McGarvey Development Company ("McGarvey") is engaged in the development, ownership and operation of office/flex buildings located in New Jersey. On January 30, 1998 McGarvey sold 17 office/flex buildings to certain subsidiaries of Mack-Cali Realty Corporation (the "Company") totaling approximately 748,660 square feet. McGarvey is under contract to sell to the Company four additional office/flex buildings, aggregating 199,400 square feet. The Company also has an option to purchase an office/flex property, as well as rights of first refusal to purchase up to six additional properties. There is no assurance that the purchases of the properties indicated in the preceding two sentences will be consummated or that certain conditions or purchase terms will not be modified or amended. The combined statements of revenue and certain expenses include the 17 acquired buildings and the four buildings under contract, totaling 21 office/flex buildings which are collectively referred to as the "McGarvey Portfolio" or the "Properties".

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been presented on a combined basis, which is considered to be the most meaningful, due to the common general partners in partnerships or managing members in limited liability companies and common management.

            The following table sets forth the Properties included in the Combined Statement of Revenue and Certain Expenses:

            Properties Acquired by the Company on January 30, 1998:

Partnership                  Property                     Address
-----------                  --------                     -------

Bromley Commons          3 Terri Lane         3 Terri Lane, Burlington
                         5 Terri Lane         5 Terri Lane, Burlington

Cambridge Management     Garlock Building     1451 Metropolitan Avenue,
                                              West Deptford

McGarvey Development     Flex III             201 Commerce Drive, Moorestown
                         Color Graphics       101 Commerce Drive, Moorestown
                         Flex VII             1 Executive Drive, Moorestown
                         Flex IX              102 Executive Drive, Moorestown

Moorestown West          Flex VIII            101 Executive Drive, Moorestown
                         Flex XI              225 Executive Drive, Moorestown
                         Flex X               1256 N. Church Street, Moorestown

Lenola Flex              Flex XII and         840 N. Lenola Road, Moorestown
                         Flex XIV             844 N. Lenola Road, Moorestown

                               McGARVEY PORTFOLIO
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      a. Basis of Presentation (Continued)

            Properties Acquired by the Company on January 30, 1998 (Continued):

Partnership                     Property                     Address
-----------                     --------                     -------

Twosome Flex                Flex XV              30 Twosome Drive, Moorestown
                            Flex XVI             40 Twosome Drive, Moorestown
                            Flex XVII            50 Twosome Drive, Moorestown

Foster Flex Assoc.          Flex XXII            97 Foster Road, Moorestown

Lancer Associates           Flex XXIV            1507 Lancer Drive, Moorestown

Properties Under Contract as of This Report Date:

Partnership                     Property                     Address
-----------                     --------                     -------

McGarvey Development        Flex II              2 Commerce Drive, Moorestown
                            Flex IV              102 Commerce Drive, Moorestown
                            Flex V               202 Commerce Drive, Moorestown
                            Flex VI              2 Executive Drive, Moorestown

            The accompanying Combined Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as revenue and certain expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Properties, have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Properties.

      b. Use of Estimates

            The preparation of the combined financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                               McGARVEY PORTFOLIO
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      The Properties are leased to tenants under operating leases with various expiration dates through 2009. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, and/or increase in, real estate taxes, operating expenses, and utilities.

      Future minimum rentals to be received under noncancellable operating leases at December 31, 1997 are as follows:

                          1998               $  4,062,739
                          1999                  3,404,851
                          2000                  2,979,711
                          2001                  2,276,969
                          2002                  1,597,634
                          Thereafter            3,640,606
                                             ------------

                                              $17,962,510
                                             ============

      For the year ended December 31, 1997 and for the period of January 1, 1998 through January 29, 1998 (unaudited) no individual tenant contributed more than 10% of base rent.

4. RELATED PARTY TRANSACTIONS

      The Properties incurred landscaping, snow removal and repair and maintenance expenses paid to related parties which totaled $40,891 for the year ended December 31, 1997.

5. INTERIM FINANCIAL STATEMENT

      The interim financial data for the period January 1, 1998 through January 29, 1998 are unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire year or any other period.

                               McGARVEY PORTFOLIO
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
               FOR THE PERIOD JANUARY 1, 1998 TO JANUARY 29, 1998
                                   (unaudited)

Revenue
 Base rents (Note 2)                                            $423,130
 Escalations and recoveries from tenants                          71,581
                                                                --------
                                                                 494,711
                                                                --------
Certain Expenses
 Real estate taxes                                                66,092
 Utilities                                                         8,392
 Operating services (Note 4)                                       7,433
 General and administrative                                           87
                                                                --------
                                                                  82,004
                                                                --------
Revenue in excess of certain expenses                           $412,707
                                                                ========


The accompanying notes are an integral part of this Combined Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Statement of Revenue and Certain Expenses, for the property known as 500 West Putnam, as more fully described in
Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of 500 West Putnam's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Reality Corporation) and is not intended to be a complete presentation of 500 West Putnam's revenue and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 500 West Putnam for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.


Roseland, New Jersey
March 29, 1998

                                 500 WEST PUTNAM
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
 Base rents (Note 2)                                          $2,269,855
 Escalation and recoveries from tenants                          481,910
                                                              ----------
                                                               2,751,765
                                                              ----------
Certain Expenses
 Real estate taxes                                               169,749
 Utilities                                                       268,560
 Operating services                                              313,872
 General and administrative (Note 4)                             166,900
                                                              ----------
                                                                 919,081
                                                              ----------
Revenue in excess of certain expenses                         $1,832,684
                                                              ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                 500 WEST PUTNAM
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Statement of Revenue and Certain Expenses, 500 West Putnam (the "Property") is an office building totaling approximately 121,250 square feet in Greenwich, Fairfield County, Connecticut, which was acquired by a subsidiary of Mack-Cali Realty Corporation on February 5, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as revenue and certain expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenue excluded consists of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      Leases for the Property have various remaining lease terms up to 13 years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, and/or increases in, real estate taxes, operating expenses and utilities.

                                 500 WEST PUTNAM
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


3. LEASES (Continued)

      Future minimum rentals to be received under non-cancelable operating leases at December 31, 1997 are as follows:

                        1998                   $  2,271,990
                        1999                      2,258,878
                        2000                      2,000,824
                        2001                      1,299,182
                        2002                        944,756
                        Thereafter                5,928,321
                                               ------------

                                                $14,703,951
                                               ============

      For the year ended December 31, 1997, four tenants contributed 62.5% of base rents comprised of: 24.2% for Hachette, Inc., 15.6% for Great Brands, Inc., 11.6% for Orthopedic Associates, P.C. and 11.1% for Winklevoss, Inc.

      For the period January 1, 1998 to February 4, 1998 (unaudited), four tenants contributed 60.7% of base rents comprised of: 23.5% for Hachette, Inc., 15.1% for Great Brands, Inc., 11.3% for Orthopedic Associates, P.C. and 10.8% for Winklevoss, Inc.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees of 5.7% of total revenues for both 1997 and for the period of January 1, 1998 to February 4, 1998. Management fee expense for the property was $156,752 for 1997 and $15,207 (unaudited) for the period January 1, 1998 to February 4, 1998.

5. INTERIM STATEMENT

      The interim financial data for the period of January 1, 1998 to February 4, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire year or any other period.

                                 500 WEST PUTNAM
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
               FOR THE PERIOD JANUARY 1, 1998 TO FEBRUARY 4, 1998
                                   (unaudited)


Revenue
 Base rents (Note 2)                                             $229,677
 Escalation and recoveries from tenants                            38,132
                                                                 --------
                                                                  267,809
                                                                 --------
Certain Expenses
 Real estate taxes                                                 17,244
 Utilities                                                         26,152
 Operating services                                                27,076
 General and administrative (Note 4)                               15,384
                                                                 --------
                                                                   85,856
                                                                 --------
Revenue in excess of certain expenses                            $181,953
                                                                 ========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Statement of Revenue and Certain Expenses for the property known as Mountainview, as more fully described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of Mountainview's revenue and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for Mountainview for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.


Roseland, New Jersey
March 27, 1998

                                  MOUNTAINVIEW
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
  Base rents (Note 2)                                              $2,653,925
  Escalations and recoveries from tenants                             210,922
  Other income                                                          3,562
                                                                   ----------
                                                                    2,868,409
                                                                   ----------
Certain Expenses
  Real estate taxes                                                   221,427
  Utilities                                                           421,110
  Operating services                                                  508,280
  General and administrative (Note 4)                                 110,307
                                                                   ----------
                                                                    1,261,124
                                                                   ----------
Revenue in excess of certain expenses                              $1,607,285
                                                                   ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                  MOUNTAINVIEW
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Statement of Revenue and Certain Expenses, Mountainview (the "Property") is an office building totaling approximately 192,000 square feet in Upper Saddle River, Bergen County, New Jersey which was acquired by a subsidiary of Mack-Cali Realty Corporation, (the "Company") on February 25, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented, as revenue and certain expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      Leases for the Property have various remaining lease terms up to ten years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, and/or increases in, real estate taxes, operating expenses, and utilities.

                                  MOUNTAINVIEW
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


3. LEASES (Continued)

      Future minimum rentals to be received under non-cancelable operating leases at December 31, 1997 are as follows:

                     1998                        $  3,227,095
                     1999                           3,643,536
                     2000                           3,691,848
                     2001                           3,662,848
                     2002                           3,190,766
                     Thereafter                     9,059,546
                                                 ------------

                                                  $26,475,639
                                                 ============

      For the year ended December 31, 1997, four tenants contributed 87.6 percent of base rents, comprised of: 34.5 percent for Thompson Minwax Company, Inc., 21.0 percent for Neuromedical Systems, Inc., 19.5 percent for Corning Life Sciences, Inc. and 12.6 percent for Innapharma, Inc.

      For the period of January 1, 1998 to February 24, 1998 (unaudited) four tenants contributed 86.8 percent of base rents, comprised of: 34.2 percent for Thompson Minwax, Inc., 20.8 percent for Neuromedical, Inc., 19.3 percent for Corning Life Sciences, Inc. and 12.5 percent for Innapharma, Inc.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees based on two percent of gross revenues which totaled $58,778 for the year ended December 31, 1997 and $8,867 (unaudited) for the period of January 1, 1998 to February 24, 1998.

5. INTERIM STATEMENT

      The interim financial data for the period of January 1, 1998 to February 24, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                                  MOUNTAINVIEW
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
               FOR THE PERIOD JANUARY 1, 1998 TO FEBRUARY 24, 1998
                                   (unaudited)


Revenue
 Base rents (Note 2)                                          $421,974
 Escalation and recoveries from tenants                         33,573
                                                              --------
                                                               455,547
                                                              --------
Certain Expenses
 Real estate taxes                                              35,028
 Utilities                                                      67,880
 Operating services                                             69,726
 General and administrative (Note 4)                            14,435
                                                              --------
                                                               187,069
                                                              --------
Revenue in excess of certain expenses                         $268,478
                                                              ========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Statement of Revenue and Certain Expenses, for the properties known as Cielo Center, as more fully described in
Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of Cielo Center's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Reality Corporation) and is not intended to be a complete presentation of Cielo Center's revenue and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Cielo Center for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                             /s/ Schonbraun Safris McCann Bekritsy & Co., L.L.C.
                             ---------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.

Roseland, New Jersey
March 30, 1998

                                  CIELO CENTER
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
 Base rents (Note 2)                                         $3,976,912
 Escalation and recoveries from tenants                         205,862
 Parking and other                                              105,890
                                                             ----------
                                                              4,288,664
                                                             ----------
Certain Expenses
 Real estate taxes                                              596,834
 Utilities                                                      491,554
 Operating services                                             848,825
 General and administrative (Note 4)                            264,364
                                                             ----------
                                                              2,201,577
                                                             ----------
Revenue in excess of certain expenses                        $2,087,087
                                                             ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                  CIELO CENTER
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Statement of Revenue and Certain Expenses, Cielo Center (the "Property") is an office property totaling approximately 270,703 square feet in Austin, Texas, which was acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company") on March 12, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain revenue and operating expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      Leases for the Property have various remaining lease terms up to six years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, and/or increases in, real estate taxes, operating expenses and utilities.

                                  CIELO CENTER
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

3. LEASES (Continued)

      Future minimum rentals to be received under non-cancelable operating leases at December 31, 1997 are as follows:

                      1998                   $  4,912,707
                      1999                      4,988,500
                      2000                      4,291,747
                      2001                      3,390,066
                      2002                      1,280,066
                      2003                        596,890
                                             ------------
                                              $19,459,976
                                             ============

      For the year ended December 31, 1997 and for the period of January 1, 1998 to March 11, 1998 (unaudited) one tenant contributed more than 10.0 percent of base rents. Intelliquest, Inc. contributed 14.3 and 12.6 percent of base rents, respectively.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees based on four percent of gross revenues which totaled $175,900 for the year ended December 31, 1997 and $38,570 (unaudited) for the period January 1, 1998 to March 11, 1998.

5. INTERIM STATEMENT

      The interim financial data for the period of January 1, 1998 to March 11, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire year or any other period.

                                  CIELO CENTER
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                FOR THE PERIOD JANUARY 1, 1998 TO MARCH 11, 1998
                                   (unaudited)


Revenue
 Base rents (Note 2)                                           $   943,309
 Escalation and recoveries from tenants                             42,638
 Parking and other                                                  19,532
                                                               -----------
                                                                 1,005,479
                                                               -----------
Certain Expenses
 Real estate taxes                                                 124,340
 Utilities                                                          88,929
 Operating services                                                137,961
 General and administrative (Note 4)                                73,375
                                                               -----------
                                                                   424,605
                                                               -----------
Revenue in excess of certain expenses                          $   580,874
                                                               ===========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Combined Statements of Revenue and Certain Expenses for the properties known as the Pacifica Portfolio, as more fully described in Note 1, for the years ended December 31, 1997, 1996 and 1995. The combined financial statements are the responsibility of the Pacifica Portfolio's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

      The accompanying Combined Statements of Revenue and Certain Expenses were prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Security and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of the Pacifica Portfolio's revenue and expenses.

      In our opinion, the combined financial statements referred to above present fairly, in all material respects, the revenue and certain expenses of the Pacifica Portfolio for the years ended December 31, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekrtisky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.

Roseland, New Jersey
April 8, 1998

                               PACIFICA PORTFOLIO
               COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                                    1997            1996              1995
                                                    ----            ----              ----
Revenue
  Base rents (Note 2)                           $7,824,679      $2,919,402        $2,066,367
  Escalation and recoveries from tenants           791,363         116,788            98,331
  Parking and other                                 52,773          16,507             6,055
                                                ----------      ----------        ----------
                                                 8,668,815       3,052,697         2,170,753
                                                ----------      ----------        ----------

Certain Expenses
  Real estate taxes                              1,084,022         271,824           216,750
  Utilities                                        494,821         354,919           356,041
  Operating services                               808,182         515,424           433,538
  General and administrative (Note 4)              263,093         153,066           108,726
                                                ----------      ----------        ----------
                                                 2,650,118       1,295,233         1,115,055
                                                ----------      ----------        ----------

Revenue in excess of certain expenses           $6,018,697      $1,757,464        $1,055,698
                                                ==========      ==========        ==========

The accompanying notes are an integral part of these Combined Statements of Revenue and Certain Expenses.

                               PACIFICA PORTFOLIO
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1. ORGANIZATION AND OPERATION OF PROPERTY

      The Pacifica Portfolio (not a legal entity) is engaged in the ownership and operation of commercial office buildings located in the state of Colorado (the "Properties"). The Properties consist of 18 office buildings comprising approximately 1.2 million square feet and a parcel of undeveloped land. Management, leasing and construction services with respect to the Properties have been historically provided by Pacifica Holding Company LLC, which is affiliated with the Properties.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Combined Statements of Revenue and Certain Expenses of the Properties have been presented on a combined basis, which is considered to be the most meaningful due to the common general partners in partnerships or managing members in limited liability companies and common management.

            The following table sets forth the Properties included in these Combined Statements of Revenue and Certain Expenses:

                                                           Square    Year Placed
Property (A)           Address                            Footage    in Service
------------           -------                            -------    ----------

Pacifica Progress      141 Union / Lakewood                63,600       1986
Pacifica Place         5350 S. Roslyn / Englewood          63,754       1982
384 Inverness          384 Inverness / Englewood           52,647       1985
ESI Building           9777 Mt. Pyramid / Parker          120,281       1996
Pacifica Pointe        5975 S. Quebec / Englewood         102,877       1996
67 Inverness           67 Inverness / Englewood            54,280       1996
TRW Building           750 W. Richfield / Aurora          108,240       1997
Interlocken I          303 Technology / Broomfield         74,870       1997
Centennial Valley I    1172 Century Drive / Louisville     49,566       1997
Centennial Valley I    248 Centennial Pkwy / Louisville    39,266       1997
Centennial Valley II   285 Century Place / Louisville      69,145       1997
                                                         --------

                       Total square footage               798,526
                                                         ========

            Certain properties included in the Pacifica Portfolio have begun rental activity during various years, as indicated by the above schedule. Inclusion of such rental activity in the combined statements was based on the initial year of activity. Other properties have been excluded from the combined statements as they were under various stages of development as of December 31, 1997.

            (A) All of the above listed properties have been acquired by subsidiaries of Mack-Cali Realty Corporation, with the exception of Centennial Valley II which is currently under contract.

                               PACIFICA PORTFOLIO
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICES (Continued)

      a. Basis of Presentation (Continued)

            The following table sets forth the properties under development and the land parcel, which are excluded from the combined statements:

                                                                     Square
Property                    Address                                  Footage
--------                    -------                                  -------

Interlocken II              105 Technology Court / Broomfield         37,574 (a)
Pacifica Inverness          400 Inverness / Englewood                111,798 (b)
Pacifica Highland           9359 E. Nichols Ave. / Arapahoe           72,610
Pacifica Tech Briargate     2375 Telstar Drive / Colorado Springs     46,400
Pacifica Tech Briargate     8415 Explorer Drive / Colorado Springs    46,400
Pacifica Pointe Briargate   1975 Research Pkway / Colorado Springs   115,250
DTC Land                    4501 S. Tamarac Pkway / Denver                -- (c)
                                                                     -------

                            Total square footage                     430,032
                                                                     =======

            (a) Included in combined statements for the period January 1, 1998 to March 26, 1998. Property began rental activity on March 1, 1998.

            (b) Included in combined statements for the period January 1, 1998 to March 26, 1998. Property began rental activity on January 1, 1998.

            (c)   Vacant land parcel.

            The accompanying Combined Statements of Revenue and Certain Expenses have been prepared on the accrual basis of accounting for those properties which had rental activity during the years ended December 31,1997, 1996 and 1995. The accompanying combined financial statements are not representative of the actual operations for the period presented as revenue and certain expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Properties because certain expenses have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation of the building and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Properties.

      b. Use of Estimates

            The preparation of the combined financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

                               PACIFICA PORTFOLIO
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

3. LEASES

      The Properties are leased to tenants under operating leases with various expiration dates through 2016. Substantially all of these leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs as defined and the pass-through of charges for electrical usage.

      Future minimum rentals to be received under non-cancelable operating leases at December 31, 1997 are as follows:

                       1998                        $  13,178,000
                       1999                           13,808,000
                       2000                           13,773,000
                       2001                           12,504,000
                       2002                           10,221,000
                       Thereafter                     41,232,000
                                                   -------------
                                                    $104,716,000
                                                   =============

      For the year ended December 31, 1995, two tenants contributed 23.7 percent of base rent, comprised of: 12.6 percent for Quickpen International, Inc. and 11.1 percent for Tom Brown, Inc.

      For the year ended December 31, 1996, Northern Telecom, Inc. contributed
      13.9 percent of base rent.

      For the year ended December 31, 1997, two tenants contributed 31.1 percent of base rent, comprised of: 18.6 percent for Evolving Systems, Inc. and
      12.5 percent for Northern Telecom, Inc.

      For the period of January 1, 1998 to March 26, 1998 (unaudited), two tenants contributed 32.9 percent of base rent, comprised of: 22.0 percent for TRW, Inc. and 10.9 percent for Evolving Systems, Inc.

4. RELATED PARTY TRANSACTIONS

      General and Administrative

      The Properties incurred management fees based on various rates of approximately 1.5 to 4 percent of gross revenues which totaled $219,294, $125,928 and $87,533 for the years 1997, 1996 and 1995, respectively. For the period January 1, 1998 to March 26, 1998, the Properties incurred management fees which totaled $85,390 (unaudited).

5. INTERIM STATEMENT

      The interim financial data for the period January 1, 1998 to March 26, 1998 are unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                               PACIFICA PORTFOLIO
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                FOR THE PERIOD JANUARY 1, 1998 TO MARCH 26, 1998
                                   (unaudited)


Revenue
  Base rents (Note 2)                                          $3,226,647
  Escalation and recoveries from tenants                          371,762
  Parking and other                                                19,742
                                                               ----------
                                                                3,618,151
                                                               ----------
Certain Expenses
  Real estate taxes                                               326,646
  Utilities                                                       168,749
  Operating services                                              246,103
  General and administrative (Note 4)                              98,179
                                                               ----------
                                                                  839,677
                                                               ----------
Revenue in excess of certain expenses                          $2,778,474
                                                               ==========


The accompanying notes are an integral part of this Combined Statement of Revenue and Certain Expenses.

                        Report of Independent Accountants


To the Board of Directors and
Shareholders of Mack-Cali Realty Corporation


We have audited the accompanying Historical Statement of Gross Income and Direct Operating Expenses of the property known as the Prudential Business Campus (the "Property") for the year ended December 31, 1997. This historical statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit of this historical statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
New York, New York

April 16, 1998

                           PRUDENTIAL BUSINESS CAMPUS
                    HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

Gross income
     Base rents                                                  $  12,224,598
     Escalations and recoveries from tenants                         1,081,852
     Parking and other                                                 463,952
     Interest income                                                   141,136
     Equity in earnings of investee                                  1,554,274
                                                                 -------------

         Total gross income                                         15,465,812
                                                                 -------------
Direct operating expenses
     Real estate taxes                                               2,530,728
     Utilities                                                         941,485
     Operating services                                                828,286
     General and administrative                                        948,623
     Loss on assumption of lease                                       683,219
                                                                 -------------

         Total direct operating expenses                             5,932,341
                                                                 -------------
     Gross income in excess of direct operating expenses         $   9,533,471
                                                                 =============


The accompanying notes are an integral part of these Combined Statements of Revenue and Certain Expenses.

                           PRUDENTIAL BUSINESS CAMPUS
                NOTES TO HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

1. Organization

      For the purpose of the accompanying historical statement of gross income and direct operating expenses, the property known as the Prudential Business Campus (the "Property") consists of four wholly-owned office buildings (known as Hilton Court West, Arbor Circle North, Arbor Circle South and Two Hilton Court), a 50% joint venture interest in a fifth office building (9 Campus Drive or the "Investee"), a day care center and approximately 312 acres of developable land located in Parsippany and East Hanover, New Jersey. The Property was acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company") on March 27, 1998.

2. Summary of Significant Accounting Policies

      Significant accounting principles and practices used in the preparation of the accompanying historical statement of gross income and direct operating expenses are summarized below.

      Basis of presentation
      The accompanying historical statement of gross income and direct operating expenses has been prepared on the accrual basis of accounting.

      The historical statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Income excluded consists of interest income earned on cash balances and short-term investments. Expenses excluded consist of expenses unrelated to the continuing operations of the Property, namely certain general and administrative expenses, depreciation, amortization and interest expense.

      Use of estimates
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

      Equity in earnings of Investee
      Earnings are recognized on the equity method, reflected by the Property's share of the current year's gross income earned over direct operating expenses incurred by the Investee.

      Revenue recognition
      Leases with tenants of the Property are classified as operating leases. Base rents are recognized on a straight-line basis over the term of the respective lease.

      The Property receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs generally include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs (see Note 5).

                           PRUDENTIAL BUSINESS CAMPUS
                NOTES TO HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

3. Related Party Transactions

      The Property entered into an Asset Management Agreement with the Prudential Insurance Company of America (the "Asset Manager"). The Asset Manager provides the Property with executive, supervisory and managerial services in connection with the operation, management, maintenance and leasing of the Property and the Investee. The Asset Manager is paid an annual fee, which is increased annually based on increases in the Consumer Price Index. The Property incurred asset management fees of $220,605 in 1997 which are excluded from these financial statements as they will not be continuing.

      The Property has also entered into development agreements with The Prudential Insurance Company of America (the "Development Manager") and U.S. West Real Estate, Inc. (the "Development Director") in relation to development of infrastructure improvements to the Tract. The Development Manager and Development Director earn fees equal to 4.25 percent and 0.75 percent, respectively, of approved project costs for the development of the land, which amounted to $14,181 and $2,502, respectively, in 1997.

      Approximately 26,400 sq. ft. of the 53,500 sq. ft. of the Assumed Lease (see Note 4) space is sub-leased to two affiliates of Prudential. The sub-leases run contemporaneously with the Assumed Lease which expires in 2000. Revenue recognized from the space sub-leased to the affiliates amounted to $782,460 in 1997.

      Approximately 66,600 sq. ft. of the Arbor Circle South building is leased to a Prudential affiliate, with a lease term of ten years which runs until 2005. Revenue recognized from the space leased to this affiliate amounted to $1,520,017 in 1997.

4. Loss on Assumption of Lease

      During 1990, the Property agreed to lease, to a third party, office space in the property known as Two Hilton Court. The tenant agreed to pay $3,000,000 over a ten year period at 10 percent interest and the Property assumed the tenant's pre-existing lease (the "Assumed Lease") with a related party. At December 31, 1997, the Assumed Lease requires future lease payments (excluding escalations) of approximately $4,500,000 through the year 2000. The Property has estimated future rental income exclusive of the payments on the Assumed Lease to be approximately $3,700,000. The estimated loss on the Assumed Lease is recognized on a straight-line basis over the remaining term of the lease at Two Hilton Court.

5. Leases

      Leases for the Property have various remaining lease terms which expire over periods ranging from one to eight years and contain various renewal options. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

                           PRUDENTIAL BUSINESS CAMPUS
                NOTES TO HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

      The future minimum rentals to be received under non-cancelable leases in effect at December 31, 1997, excluding the Investee, are as follows:

      Year ending December 31,
             1998                                            $    14,661,872
             1999                                                 14,347,410
             2000                                                 14,399,152
             2001                                                  5,306,760
             2002                                                  3,579,476
             Thereafter                                            4,316,700
                                                             ---------------
                                                             $    56,611,370
                                                             ===============

6. Major Tenants

      For the year ended December 31, 1997 and the period January 1, 1998 to March 26, 1998, Nabisco, Inc. accounted for approximately 24 percent of total rental revenues.

7. Equity in Earnings of Investee

      The Investee's gross income in excess of direct operating expenses for the year ended December 31, 1997 and the period January 1, 1998 to March 26, 1998 are summarized as follows:

                                                             January 1, 1998 to
                                                                 March 26, 1998
                                                     1997           (unaudited)
                                                     ----           -----------

      Gross income                         $    4,604,637           $ 1,161,157
      Direct operating expenses                (1,496,089)             (382,981)
                                           --------------          ------------

      Gross income in excess of direct
           operating expenses              $    3,108,548           $   778,176
                                           ==============           ===========

8. Interim Statement

      The interim financial data for the period January 1, 1998 to March 26, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments consisting of only normal, recurring adjustments necessary for a fair statement of the results of the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or for any other period.

                           PRUDENTIAL BUSINESS CAMPUS
                    HISTORICAL STATEMENT OF GROSS INCOME AND
                      DIRECT OPERATING EXPENSES (unaudited)

                FOR THE PERIOD JANUARY 1, 1998 TO MARCH 26, 1998


Gross income
     Base rents                                                  $   3,032,760
     Escalations and recoveries from tenants                           252,295
     Parking and other                                                 195,421
     Interest income                                                    51,390
     Equity in earnings of investee                                    389,088
                                                                 -------------

         Total gross income                                          3,920,954
                                                                 -------------

Direct operating expenses
     Real estate taxes                                                 611,709
     Utilities                                                         285,117
     Operating services                                                168,348
     General and administrative                                        345,378
     Loss on assumption of lease                                       150,777
                                                                 -------------

         Total direct operating expenses                             1,561,329
                                                                 -------------

     Gross income in excess of direct operating expenses         $   2,359,625
                                                                 =============


The accompanying notes are an integral part of these Combined Statements of Revenue and Certain Expenses.

                        Report of Independent Accountants


To the Board of Directors and
Shareholders of Mack-Cali Realty Corporation


We have audited the accompanying Historical Statement of Gross Income and Direct Operating Expenses of the property known as Morris County Financial Center (the "Property"), for the year ended December 31, 1997. This historical statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
New York, New York

April 2, 1998

                         MORRIS COUNTY FINANCIAL CENTER
                    HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

Gross income
     Base rents                                                   $  6,043,448
     Escalations and recoveries from tenants                         1,793,817
     Other income                                                       56,036
                                                                  ------------

         Total gross income                                          7,893,301
                                                                  ------------

Direct operating expenses
     Real estate taxes                                                 788,676
     Utilities                                                         938,955
     Operating services                                              1,229,191
     General and administrative                                        329,184
                                                                  ------------

         Total direct operating expenses                             3,286,006
                                                                  ------------

     Gross income in excess of direct operating expenses          $  4,607,295
                                                                  ============

The accompanying notes are an integral part of these Combined Statements of Revenue and Certain Expenses.

                         MORRIS COUNTY FINANCIAL CENTER
                NOTES TO HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

1. Organization

      For the purpose of the accompanying historical statement of gross income and direct operating expenses, the property known as Morris County Financial Center, is comprised of two office buildings, One Sylvan Way and Five Sylvan Way (collectively, the "Property") located in Parsippany, New Jersey. The buildings contain 154,832 and 153,383 square feet, respectively. The Property was acquired by a subsidiary of Mack-Cali Realty Corporation ("the Company") on March 30, 1998.

2. Summary of Significant Accounting Policies

      Significant accounting principles and practices used in preparation of the accompanying historical statement of gross income and direct operating expenses are summarized below.

      Basis of presentation

      The accompanying historical statement of gross income and direct operating expenses has been prepared on the accrual basis of accounting.

      The historical statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property, have been excluded. Expenses excluded consist of expenses unrelated to the continuing operations of the Property, namely certain general and administrative expenses, depreciation, amortization and interest expense.

      Use of estimates
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

      Revenue recognition

      Leases with tenants of the Property are classified as operating leases. Base rents are recognized on a straight-line basis over the term of the respective lease.

      The Property receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs generally include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs (see Note 3).

      Expense allocation

      The Property is part of a three-building complex in the Morris County Financial Center complex. A portion of the expenses included herein are based on allocation of complex-wide common charges based on each building's proportionate square footage of the total complex square footage.

                         MORRIS COUNTY FINANCIAL CENTER
                    HISTORICAL STATEMENT OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

3. Leases

      Leases for the Property have various remaining lease terms which expire over periods ranging from one to seven years and contain various renewal options. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in, real estate taxes and certain operating costs, as defined, and pass-through of charges for electrical usage.

      The future minimum rentals to be received under non-cancellable leases in effect at December 31, 1997 are as follows:

       Year ending December 31,
           1998                                               $  5,936,522
           1999                                                  3,283,032
           2000                                                  1,832,984
           2001                                                  1,711,599
           2002                                                  1,675,502
           Thereafter                                            1,403,151
                                                              ------------

                                                              $ 15,842,790
                                                              ============

4. Major Tenants

      For the year ended December 31, 1997 and the period January 1, 1998 to March 29, 1998 (unaudited), Coopers & Lybrand, LLP and Integrated Communications accounted for 42 percent and 24 percent of total rental revenues, respectively.

5. Interim Statement

      The interim financial data for the period ended March 29, 1998 is unaudited. However, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                         MORRIS COUNTY FINANCIAL CENTER
                    HISTORICAL STATEMENT OF GROSS INCOME AND
                      DIRECT OPERATING EXPENSES (unaudited)

                FOR THE PERIOD JANUARY 1, 1998 TO MARCH 29, 1998

Gross income
     Base rents                                                 $    1,510,862
     Escalations and recoveries from tenants                           498,552
     Other income                                                        2,319
                                                                --------------

         Total gross income                                          2,011,733
                                                                --------------
Direct operating expenses
     Real estate taxes                                                 192,787
     Utilities                                                         252,155
     Operating services                                                322,251
     General and administrative                                         85,834
                                                                --------------

         Total direct operating expenses                               853,027
                                                                --------------

         Gross income in excess of direct operating expenses    $    1,158,706
                                                                ==============



The accompanying notes are an integral part of these Combined Statements of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Statement of Revenue and Certain Expenses for the property known as 3600 S. Yosemite, as more fully described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of 3600 S. Yosemite's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of 3600 S. Yosemite's revenue and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for 3600 S. Yosemite for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.


Roseland, New Jersey
June 4, 1998

                                3600 S. YOSEMITE
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
  Base rents (Note 2)                                 $1,677,516
  Escalations and recoveries from tenants                  9,872
  Parking and other                                       69,486
                                                      ----------
                                                       1,756,874
                                                      ----------
Certain Expenses
  Real estate taxes                                      119,000
  Utilities                                              195,128
  Operating services                                     315,800
  General and administrative (Note 4)                     48,803
                                                      ----------
                                                         678,731
                                                      ----------
Revenue in excess of certain expenses                 $1,078,143
                                                      ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                3600 S. YOSEMITE
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Statement of Revenue and Certain Expenses, 3600 S. Yosemite (the "Property") is an office building totaling approximately 133,743 square feet in Denver, Denver County, Colorado which was acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company") on May 13, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented, as revenue and certain expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

                                3600 S. YOSEMITE
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

3. LEASES

      Leases for the Property have various remaining lease terms up to three years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, or increases in, real estate taxes, operating expenses, and utilities.

      Future minimum rentals to be received under non-cancelable operating leases at December 31, 1997 are as follows:

                      1998                  $ 1,545,683
                      1999                      406,873
                      2000                       96,930
                                            -----------

                                            $ 2,049,486
                                            ===========

      For the year ended December 31, 1997, three tenants contributed 80.5 percent of base rents, comprised of: 55.3 percent for MDC Holdings, Inc.,
      14.8 percent for Key Bank of Colorado, N.A., and 10.4 percent for Sevo Miller.

      For the three months ended March 31, 1998 (unaudited) three tenants contributed 83.5 percent of base rents, comprised of: 57.4 percent for MDC Holdings, Inc., 15.3 percent for Key Bank of Colorado, N.A., and 10.8 percent for Sevo Miller.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees based on two percent of gross revenues which approximated $36,000 for the year ended December 31, 1997 and $9,000 for the three months ended March 31, 1998 (unaudited).

5. INTERIM STATEMENT

      The interim financial data for the three months ended March 31, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                                3600 S. YOSEMITE
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (Unaudited)


Revenue
  Base rents (Note 2)                                                $404,883
  Parking and other                                                    18,243
                                                                     --------
                                                                      423,126
                                                                     --------
Certain Expenses
 Real estate taxes                                                     29,750
 Utilities                                                             51,832
 Operating services                                                    81,589
 General and administrative (Note 4)                                    9,767
                                                                     --------
                                                                      172,938
                                                                     --------
Revenue in excess of certain expenses                                $250,188
                                                                     ========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Statement of Revenue and Certain Expenses, for the property known as 500 College Road East, as more fully described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of 500 College Road East revenue and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 500 College Road East for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.

Roseland, New Jersey
May 29, 1998

                              500 COLLEGE ROAD EAST
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
  Base rents (Note 2)                                             $2,828,316
  Escalation and recoveries from tenants                             437,249
                                                                  ----------
                                                                   3,265,565
                                                                  ----------
Certain Expenses
  Real estate taxes                                                  317,854
  Utilities                                                          479,607
  Operating services                                                 407,250
  General and administrative (Note 4)                                160,659
                                                                  ----------
                                                                   1,365,370
                                                                  ----------
Revenue in excess of certain expenses                             $1,900,195
                                                                  ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                              500 COLLEGE ROAD EAST
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Statement of Revenue and Certain Expenses, 500 College Road East (the "Property") is an office building located at 500 College Road East, Princeton, Middlesex County, New Jersey consisting of approximately 158,235 square feet which was acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company") on May 22, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenue and expenses, which may not be comparable to the revenue and certain expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the buildings and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      Leases for the Property have various remaining lease terms up to seven years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, and/or increases in, real estate taxes, operating expenses, and utilities.

      Future minimum rents to be received over the next five years and thereafter from tenants as of December 31, 1997 are as follows:

                     1998                        $  3,064,758
                     1999                           2,831,400
                     2000                           2,877,251
                     2001                           2,988,237
                     2002                           3,099,818
                     Thereafter                     5,558,758
                                                 ------------
                                                 $ 20,420,222
                                                 ============

                              500 COLLEGE ROAD EAST
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


3. LEASES (Continued)

      For the year ended December 31, 1997, three tenants contributed 100.0 percent of base rents comprised of: 70.0 percent for Merrill Lynch Asset Management, L.P., 17.1 percent for Buchanan Ingersoll Professional Corporation, and 12.9 percent for Chemical Bank of New Jersey.

      For the three months ended March 31, 1998 (unaudited), three tenants contributed 100.0 percent of base rents comprised of: 70.0 percent for Merrill Lynch Asset Management, L.P., 17.1 percent for Buchanan Ingersoll Professional Corporation, and 12.9 percent for Chemical Bank of New Jersey.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees based on two percent of gross revenues which totaled $81,889 for the year ended December 31, 1997 and $17,206 (unaudited) for the three months ended March 31, 1998.

5. INTERIM STATEMENT

      The interim financial data for the three months ended March 31, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire year or any other period.

                              500 COLLEGE ROAD EAST
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (unaudited)

Revenue
  Base rents (Note 2)                                               $707,079
  Escalation and recoveries from tenants                             117,056
                                                                    --------
                                                                     824,135
                                                                    --------
Certain Expenses
  Real estate taxes                                                   79,464
  Utilities                                                          152,505
  Operating services                                                  85,673
  General and administrative (Note 4)                                 33,199
                                                                    --------
                                                                     350,841
                                                                    --------
Revenue in excess of certain expenses                               $473,294
                                                                    ========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Combined Statement of Revenue and Certain Expenses, for the properties known as the D.C. Portfolio, as more fully described in Note 1, for the twelve months ended December 31, 1997. The financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Combined Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for the inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of the D.C. Portfolio revenue and expenses.

      In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the D.C. Portfolio for the twelve months ended December 31, 1997 in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.

Roseland, New Jersey
May 29, 1998

                                 D.C. PORTFOLIO
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
  Base rents (Note 2)                                         $ 12,738,992
  Escalations and recoveries from tenants                          999,789
  Parking and other                                                577,408
                                                              ------------
                                                                14,316,189
                                                              ------------
Certain Expenses
  Real estate taxes                                              1,486,685
  Utilities                                                        898,757
  Operating services                                             2,361,524
  General and administrative (Note 4)                              486,415
                                                              ------------
                                                                 5,233,381
                                                              ------------
Revenue in excess of certain expenses                         $  9,082,808
                                                              ============


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                 D.C. PORTFOLIO
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES


1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Combined Statement of Revenue and Certain Expenses, the properties known as the D.C. Portfolio (the "Property") is comprised of three office buildings totaling approximately 447,000 square feet and is expected to be acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company"). The address and approximate square footage of the buildings are as follows:

                                                                       Square
      Property               Address                                   Footage
      --------               -------                                   -------

      1709 New York          1709 New York Avenue, Washington, DC      166,000
      1400 L Street          1400 L Street, Washington, DC             159,000
      East Pointe I and II   4200 Parliament Place, Lanham, MD         122,000
                                                                       -------
                                                                       447,000
                                                                       =======

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Combined Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The accompanying combined financial statement is not representative of the actual operations for the period presented, as certain revenue and expenses, which may not be comparable to the revenue and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenue excluded consist of interest and other revenue unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the buildings and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      Leases for the Property have various remaining lease terms up to eight years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, or increases in, real estate taxes, operating expenses, and utilities.

                                 D.C. PORTFOLIO
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

3. LEASES (Continued)

      Future minimum rents to be received over the next five years and thereafter from tenants as of December 31, 1997 are as follows:

                         1998                    $13,783,949
                         1999                     11,795,707
                         2000                     11,177,599
                         2001                     10,334,032
                         2002                      9,584,735
                         Thereafter               12,012,875
                                                 -----------

                                                 $68,688,897
                                                 ===========

      For the year ended December 31, 1997, two tenants contributed 38.2 percent of base rents comprised of: 24.9 percent for Winston & Strawn and 13.3 percent for the Board of Governors.

      For the three months ended March 31, 1998 (unaudited) two tenants contributed 38.4 percent of base rents comprised of: 25.0 percent for Winston & Strawn and 13.4 percent for the Board of Governors.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees based on three percent of gross revenues, which totaled $440,068 for the year ended December 31, 1997 and $108,609 (unaudited) for the three monthds ended March 31, 1998.

5. RELATED PARTY TRANSACTIONS

      The owner of the Property is an affiliate of the management company, which operates the parking garage at 1400 L Street pursuant to the terms of an operating agreement, and which charged the Property approximately $21,000 for the year ended December 31, 1997 and approximately $5,400 (unaudited) for the three months ended March 31, 1998.

6. INTERIM STATEMENT

      The interim financial data for the three months ended March 31, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire year or any other period.

                                 D.C. PORTFOLIO
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                FOR THE PERIOD JANUARY 1, 1998 TO MARCH 31, 1998
                                   (unaudited)


Revenue
  Base rents (Note 2)                                       $3,032,099
  Escalation and other recoveries from tenants                 251,391
  Parking income, net                                          150,793
                                                            ----------
                                                             3,434,283
                                                            ----------
Certain Expenses
  Real estate taxes                                            370,700
  Utilities                                                    186,181
  Operating services                                           509,259
  General and administrative (Note 4)                          123,333
                                                            ----------
                                                             1,189,473
                                                            ----------
Revenue in excess of certain expenses                       $2,244,810
                                                            ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


      We have audited the accompanying Statement of Revenue and Certain Expenses, for the property known as 400 South Colorado Boulevard, as more fully described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for the inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of 400 South Colorado Boulevard's revenue and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 400 South Colorado Boulevard for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                            /s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
                            ----------------------------------------------------
                                SCHONBRAUN SAFRIS McCANN BEKRITSKY & CO., L.L.C.


Roseland, New Jersey
May 30, 1998

                               400 SOUTH COLORADO
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Revenue
  Base rents (Note 2)                                           $ 1,388,722
  Escalation and recoveries from tenants                             95,215
                                                                -----------
                                                                  1,483,937
                                                                -----------
Certain Expenses
  Real estate taxes                                                 184,796
  Utilities                                                         231,061
  Operating services                                                381,923
  General and administrative (Note 4)                               108,521
                                                                -----------
                                                                    906,301
                                                                -----------
Revenue in excess of certain expenses                           $   577,636
                                                                ===========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                               400 SOUTH COLORADO
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


1. ORGANIZATION AND OPERATION OF PROPERTY

      For the purpose of the accompanying Statement of Revenue and Certain Expenses, 400 South Colorado (the "Property") is an office building located at 400 South Colorado Boulevard, Denver, Denver County, Colorado consisting of approximately 125,415 square feet which was acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company") on June 3, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a. Basis of Presentation

            The accompanying Statement of Revenue and Certain Expenses has been prepared on the accrual basis of accounting. The financial statement is not representative of the actual operations for the period presented, as certain revenue and expenses, which may not be comparable to the revenue and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenue excluded consists of interest and other revenue unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the buildings and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

      b. Use of Estimates

            The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

      c. Revenue Recognition

            Base rents are recognized on a straight-line basis over the term of the respective lease.

3. LEASES

      Leases for the Property have various remaining lease terms up to 21 years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of, or increases in, real estate taxes, operating expenses, and utilities.

      Future minimum rentals to be received under non-cancelable operating leases at December 31, 1997 are as follows:

                     1998                    $1,696,511
                     1999                     1,623,520
                     2000                     1,081,199
                     2001                       658,201
                     2002                       322,020
                     Thereafter                 977,825
                                             ----------
                                             $6,359,276
                                             ==========

                               400 SOUTH COLORADO
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

3. LEASES (Continued)

      For the year ended December 31, 1997, two tenants contributed 28.5 percent of base rent comprised of: 16.7 percent for Norwest Bank and 11.8 percent for Community Health Plan of the Rockies.

      For the three months ended March 31, 1998 (unaudited) two tenants contributed 33.3 percent of base rent comprised of: 20.7 percent for Colorado Department of Revenue and 12.6 percent for Norwest Bank.

4. GENERAL AND ADMINISTRATIVE

      The Property incurred management fees based on three percent of gross revenues, which totaled $78,834 for the year ended December 31, 1997 and $16,628 for the three months ended March 31, 1998 (unaudited).

5. INTERIM STATEMENT

      The interim financial data for the three months ended March 31, 1998 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire year or any other period.

                               400 SOUTH COLORADO
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (unaudited)


Revenue
  Base rents (Note 2)                                                $438,900
  Escalation and recoveries from tenants                               26,550
                                                                     --------
                                                                      465,450
                                                                     --------
Certain Expenses
  Real estate taxes                                                    48,564
  Utilities                                                            49,584
  Operating services                                                   99,920
  General and administrative (Note 4)                                  25,537
                                                                     --------
                                                                      223,605
                                                                     --------
Revenue in excess of certain expenses                                $241,845
                                                                     ========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                          MACK-CALI REALTY CORPORATION
           Pro Forma Condensed Consolidated Balance Sheet (unaudited)
                       As of March 31, 1998 (in thousands)
--------------------------------------------------------------------------------

The following unaudited pro forma condensed consolidated balance sheet is presented as if the completion by the Company of the acquisitions of the remaining properties in the McGarvey Portfolio (not yet acquired), the remaining properties in the Pacifica Portfolio not yet acquired at March 31, 1998, 3600 S. Yosemite, Ramland Road, 500 College Road, D.C. Portfolio and 400 South Colorado, (collectively, the "Second Quarter 1998 Acquisitions"), as well as the Company's 1998 stock offerings from April 1, 1998 through May 29, 1998, had all occurred on March 31, 1998. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the three months ended March 31, 1998.

The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the aforementioned acquisitions and stock offerings actually occurred on March 31, 1998, nor does it purport to represent the future financial position of the Company.

                                                                        Pro Forma
                                                                     Adjustments for
                                                    Company         the Second Quarter        Company
ASSETS                                             Historical       1998 Acquisitions        Pro Forma
------------------------------------------------------------------------------------------------------
Rental property, net                               $2,965,384           $263,414(a)         $3,228,798
Cash and cash equivalents                              11,717            (6,700)(b)              5,017
Investment in partially-owned entity                   18,034                 --                18,034
Unbilled rents receivable                              30,641                 --                30,641
Deferred charges and other assets, net                 21,672                 --                21,672
Restricted cash                                         6,791                 --                 6,791
Accounts receivable, net                                3,826                 --                 3,826
Mortgage note receivable                               27,250                 --                27,250
------------------------------------------------------------------------------------------------------
Total assets                                       $3,085,315           $256,714            $3,342,029
======================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------
Mortgages and loans payable                        $1,207,592           $167,146(c)         $1,374,734
Dividends and distributions payable                    35,139                 --                35,139
Accounts payable and accrued expenses                  31,510                 --                31,510
Accrued interest payable                                1,935                 --                 1,935
Rents received in advance
   and security deposits                               29,651                 --                29,651
------------------------------------------------------------------------------------------------------
Total liabilities                                   1,305,827            167,146             1,472,973
------------------------------------------------------------------------------------------------------
Minority interest of unitholders in
   Operating Partnership                              404,830             20,753(d)            425,583
------------------------------------------------------------------------------------------------------
Stockholders' equity
   Common stock, $0.01 par value                          558                 20(e)                578
Other stockholders' equity                          1,374,100             68,795(e)          1,442,895
------------------------------------------------------------------------------------------------------
Total stockholders' equity                          1,374,658             68,815             1,443,473
------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity         $3,085,315           $256,714            $3,342,029
======================================================================================================

See accompanying footnotes on subsequent page

                          MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)
         As of March 31, 1998 (in thousands, except share/unit amounts )
--------------------------------------------------------------------------------

(a) Represents the approximate aggregate cost of the Second Quarter 1998 Acquisitions, comprised of: the remaining properties in the McGarvey Portfolio not yet acquired ($11,997), remaining properties in the Pacifica Portfolio not yet acquired at March 31, 1998 ($92,567), 3600 S. Yosemite ($13,500), Ramland Road ($6,700), 500 College Road ($21,200), D.C.
      Portfolio ($105,450) and 400 S. Colorado ($12,000).

(b) Represents the acquisition of Ramland Road on May 14, 1998 funded from the Company's cash reserves.

(c) Represents the Company's approximate aggregate pro forma drawings on the Company's credit facilities of $167,146, which are to be, or have been used, as the primary means in funding the cash portion of the Second Quarter 1998 Acquisitions.

(d) Represents the issuance of approximately 567,024 common operating partnership units, valued at approximately $20,753, in connection with the acquisition of certain of the Pacifica Portfolio properties.

(e) Represents the issuance of 1,978,843 shares of common stock in two stock offerings, raising total net proceeds of approximately $68,815, which proceeds were used, for pro forma purposes, as part of the funding of the Second Quarter 1998 Acquisitions.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                      And the Year Ended December 31, 1997
--------------------------------------------------------------------------------

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 are presented as if each of the following had occurred on January 1, 1997: (i) the completion by the Company of the Robert Martin Company transaction (the "RM Transaction"), (ii) the acquisition by the Company of the properties known as 1345 Campus Parkway, Westlakes Office Park, Moorestown Buildings, Shelton Plaza, 200 Corporate Boulevard, Three Independence Way, The Trooper Building, Princeton Overlook and Concord Plaza, (iii) the completion by the Company of the October 1997 13 million share stock offering, (iv) the completion by the Company of the acquisition of the properties of the Mack Company and Patriot American Office Group (the "Mack Transaction") and (v) the completion by the Company of the 1998 Offerings and the 1998 Acquisitions (collectively, the "Reported Events"). Items
(i), (ii), (iii) and (iv) are to be collectively hereinafter referred to as the 1997 Events.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997, after giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the three months ended March 31, 1998, and in the Company's Form 10-K for the year ended December 31, 1997.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                    (in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                            Pro Forma Adj.
                                              Company        for Reported        Company
REVENUES                                     Historical         Events          Pro Forma
------------------------------------------------------------------------------------------
Base rents                                    $92,916        $15,808(a)        $108,724
Escalations and recoveries from tenants        10,357          1,797(a)          12,154
Parking and other                               2,006            825(a)           2,831
Interest income                                   544             --                544
------------------------------------------------------------------------------------------
Total revenues                                105,823         18,430            124,253
------------------------------------------------------------------------------------------

EXPENSES
------------------------------------------------------------------------------------------
Real estate taxes                              10,073          1,945(a)          12,018
Utilities                                       8,301          1,340(a)           9,641
Operating services                             12,693          1,782(a)          14,475
General and administrative                      6,196            974(a)           7,170
Depreciation and amortization                  16,231          2,972(a)          19,203
Interest expense                               18,480          6,590(b)          25,070(b)
------------------------------------------------------------------------------------------
Total expenses                                 71,974         15,603             87,577
------------------------------------------------------------------------------------------
Income before minority interest                33,849          2,827             36,676
Minority interest                               7,306            248(c)           7,554(c)
------------------------------------------------------------------------------------------
Net income                                    $26,543         $2,579            $29,122
==========================================================================================

Basic weighted average common shares
   outstanding (d)                             51,363                            57,768(d)
                                              -------                           -------

Net income per basic and diluted
   common share (e)                           $  0.52                           $  0.50
                                              -------                           -------

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------


(a) Reflects:

Revenues and expenses for the 1998 Acquisitions for the period from January 1, 1998 through the earlier of the date of acquisition or March 31, 1998, as follows:

                                                                 Parking  Real
                                           Base    Escalations/   and    Estate            Operating  General and
Property (1)            Acquis. Date     Rents(2)   Recoveries   Other   Taxes  Utilities  Services  Administrative  Depreciation(3)
------------------------------------------------------------------------------------------------------------------------------------
McGarvey Portfolio      Jan. 30, 1998(4) $   731     $  146        --    $  109  $   11     $   34       $  1           $  109
500 West Putnam         Feb. 5, 1998         244         38        --        17      26         27         15               35
Mountainview            Feb. 25, 1998        425         34        --        35      68         70         14               88
Cielo Center            Mar. 12, 1998      1,031         43       $19       124      89        138         73              172
Pacifica Portfolio      Mar. 27, 1998(5)   3,278        372        19       326     168        246         98              736
Prudential Bus. Campus  Mar. 27, 1998      3,496        252       636       612     285        168        496              743
Morris County Fin. Ctr  Mar. 30, 1998      1,484        499        --       193     252        322         86              280
3600 S. Yosemite        May 13, 1998         388         18        --        30      52         82         10               72
500 College Road East   May 22, 1998         759        117        --        79     153         86         33              113
D.C. Portfolio          June 1, 1998(6)    3,548        251       151       371     186        509        123              560
400 S. Colorado         June 3, 1998         424         27        --        49      50        100         25               64
------------------------------------------------------------------------------------------------------------------------------------
Total Pro Forma Adj.
  for Reported Events                    $15,808     $1,797      $825    $1,945  $1,340     $1,782       $974           $2,972
====================================================================================================================================

(1) 2115 Linwood, Ramland Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $26,761) were not in operation, due to being vacant and/or under development, during the three months ended March 31, 1998.

(2) Pro forma base rents are presented on a straight-line basis calculated from January 1, 1997 forward.

(3) Depreciation is based on the building-related portion of the purchase price and associated costs (for those properties in operation during the period), depreciated using the straight-line method over a 40-year useful life.

(4) Acquisition of four of the 21 properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

(5) Acquisition of six of the 18 properties was completed on June 8, 1998 and acquisition of two of the 18 properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

(6) Acquisition of one of the three properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------


(b) Pro forma adjustment to interest expense for the three months ended March 31,1998 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the three months ended March 31, 1998 is computed as follows:

      Interest expense on loan assumed with Fair Lawn acquisition on     $  371
            March 3, 1995 (fixed interest rate of 8.25 percent on
            average outstanding principal balance of approximately
            $18,185)

      Interest expense on mortgages assumed in connection with the        2,708
            Harborside acquisition in 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on $42,088)

      Interest expense on the Teachers Mortgage assumed with the RM       3,326
            Transaction on January 31, 1997 (fixed interest rate of
            7.18 percent on $185,283)

      Interest expense on the Mack Transaction Assumed Debt during the    5,288
            period

      Interest expense on West Putnam Mortgage ($12,104) with an            197
            effective interest rate of 6.52 percent

      Interest expense on McGarvey Mortgages ($8,354) with a weighted       130
            average effective interest rate of 6.24 percent

      Interest expense on Prudential Term Loan ($200,000) with an         3,395
            interest rate of 6.79 percent

      Interest expense on pro forma drawings on the Company's credit      9,401
            facilities of $545,772 at a weighted average interest rate of 6.89 percent

      Historical amortization of deferred mortgage, finance and title       254
            costs for the three months ended March 31,1998               ------

            Pro forma interest expense for the three months ended        25,070
            March 31, 1998:

            Company historical interest expense:                         18,480
                                                                         ------
                                                Pro Forma Adjustment     $6,590
                                                                         ======

      Interest expense can be effected by increases and decreases in the variable interest rates under the Company's various floating rate debt. For example, a one-eighth percent change in such variable interest rates will result in a $264 change for the three months ended March 31, 1998.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------

(c)   Represents minority interest computed as follows:

            Income before minority interest                    $36,676

            Preferred unit dividend                                     $  3,911

            Income allocable to common stockholders of the     $32,765
                  Company and unitholders in the Operating     -------
                  Partnership

            Allocation to minority interest based upon                     3,643
                  weighted average percentage of Common                 --------
                  Units outstanding of 11.12 percent


            Pro forma minority interest for the three                      7,554
                  months ended March 31, 1998                           --------


            Company historical                                             7,306

                                      Pro Forma Adjustment:             $    248
                                                                        ========

(d) The following is a reconciliation of the historical basic weighted average common shares outstanding to the pro forma basic weighted average common shares outstanding (shares in thousands):

            Historical basic weighted average common shares               51,363
                  outstanding

            Effect of pro forma adjustment for shares issued               6,405
                  in connection with the 1998 stock                       ------
                  offerings

            Pro forma basic weighted average common shares                57,768
                  outstanding                                             ======

(e) Diluted pro forma net income per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement Of Operations (unaudited)
                      For the Year Ended December 31, 1997
                    (in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                       Pro Forma          Pro Forma          Pro Forma
                                        Company            Adj. for           Adj. for            Company
                                        Historical        1997 Events       Reported Events       Pro Forma
---------------------------------------------------------------------------------------------------------------
Base rents                               $206,215         $152,770 (a)        $63,800 (b)          $422,785
Escalations and recoveries
   from tenants                            31,130           18,632 (a)          7,117 (b)            56,879
Parking and other                           6,910            7,152 (a)          3,016 (b)            17,078
Interest income                             5,546             (835)(g)             --                 4,711
---------------------------------------------------------------------------------------------------------------
Total revenues                            249,801          177,719             73,933               501,453
---------------------------------------------------------------------------------------------------------------

EXPENSES
---------------------------------------------------------------------------------------------------------------
Real estate taxes                          25,992           17,674 (a)          8,281 (b)            51,947
Utilities                                  18,246           14,884 (a)          5,451 (b)            38,581
Operating services                         30,912           21,585 (a)          8,379 (b)            60,876
General and administrative                 15,862            8,250 (a)          3,572 (b)            27,684
Depreciation and amortization              36,825           24,372 (a)         13,062 (b)            74,259
Interest expense                           39,078               --             66,589 (c)           105,667 (c)
Non-recurring merger -
 related charges                           46,519          (46,519)(h)             --                    --
---------------------------------------------------------------------------------------------------------------
Total expenses                            213,434           40,246            105,334               359,014
---------------------------------------------------------------------------------------------------------------
Income before minority
  interest and extraordinary item          36,367          137,473            (31,401)              142,439
Minority interest                          31,379               --             (2,456)(d)            28,923 (d)
---------------------------------------------------------------------------------------------------------------
Income before extraordinary
  item                                     $4,988        $ 137,473           $(28,945)             $113,516
===============================================================================================================
Basic weighted average common
   shares outstanding (e)                  39,266                                                    57,510 (e)
                                           ------                                                    ------
Income before extraordinary
  item per basic and diluted
   common share (f)                        $ 0.13                                                    $ 1.97
                                           ------                                                    ------

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
               For the Year Ended December 31, 1997 (in thousands)
--------------------------------------------------------------------------------

(a) Reflects:

      Revenues and expenses for the 1997 Events for the year ended December 31, 1997, as follows:

                                                                         Real
                                          Base    Escalations/   Other  Estate            Operating    General and
Transaction (1)         Date Completed  Rents(2)   Recoveries   Income   Taxes  Utilities  Services  Administrative  Depreciation(3)
------------------------------------------------------------------------------------------------------------------------------------
1345 Campus Parkway     Jan. 28, 1997   $     58    $    19         --  $     7  $     1    $     4      $    1         $    12
RM Transaction          Jan. 31, 1997      5,209        195     $  524      817      379        858         410             864
Westlakes               May 8, 1997        3,126        866         --      258      362        449         246             607
Shelton Place           July 31, 1997      1,146        123         --       94      168        162          57             192
200 Corporate Blvd      Aug. 15, 1997        482         15         --       68        6         91           1             106
Three Independence Way  Sept. 3, 1997      1,309          2         --      163       72        147          28             189
The Trooper Buildings   Nov. 19, 1997      1,396        537         --      113      228        172          54             303
The Mack Transaction    Dec. 11, 1997    133,007     16,099      6,500   15,099   13,210     18,679       7,043          20,797
Princeton Overlook      Dec. 19, 1997      3,315        265         --      436      209        302         183             578
Concord Plaza           Dec. 19, 1997      3,722        511        128      619      249        721         227             724
------------------------------------------------------------------------------------------------------------------------------------
 Total Pro Forma Adj
      for 1997 Events                   $152,770    $18,632     $7,152  $17,674  $14,884    $21,585      $8,250         $24,372
====================================================================================================================================

(b)   Reflects:

      Revenues and expenses for the 1998 Events for the year ended December 31, 1997, as follows:

                                                                          Real
                                            Base   Escalations/  Other   Estate            Operating   General and
Acquisition (1)         Date Acquired     Rents(2)  Recoveries  Income    Taxes  Utilities  Services  Administrative Depreciation(3)
-----------------------------------------------------------------------------------------------------------------------------------
McGarvey Portfolio      Jan. 30, 1998(4)  $ 5,309    $ 1,009        --   $  780   $   90    $  376       $    2        $ 1,308
500 West Putnam         Feb. 5, 1998        2,420        482        --      170      269       314          167            426
Mountainview            Feb. 25, 1998       2,664        211    $    4      221      421       508          110            525
Cielo Center            Mar. 12, 1998       4,603        206       106      597      492       849          264            825
Pacifica Portfolio      Mar. 27, 1998(5)    8,049        791        53    1,084      495       808          263          2,470
Prudential Bus. Campus  Mar. 27, 1998      14,138      1,082     2,159    2,531      941       828        1,632          3,153
Morris County Fin. Ctr. Mar. 30, 1998       6,048      1,794        48      789      939     1,229          329          1,121
3600 S. Yosemite        May 13, 1998        1,661         10        69      119      195       316           49            287
500 College Road East   May 22, 1998        3,036        437        --      318      479       407          161            451
D.C. Portfolio          June 1, 1998 (6)   14,460      1,000       577    1,487      899     2,362          486          2,241
400 S. Colorado         June 3, 1998        1,412         95        --      185      231       382          109            255
-----------------------------------------------------------------------------------------------------------------------------------
 Total Pro Forma Adj.
      for 1998 Events                     $63,800     $7,117    $3,016   $8,281   $5,451    $8,379       $3,572        $13,062
====================================================================================================================================

See footnotes to this page on subsequent page

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                      For the Year Ended December 31, 1997
                                 (in thousands)
--------------------------------------------------------------------------------

Notes to Footnote "(a)" and Footnote "(b)"

----------

(1) Moorestown Properties, 2115 Linwood, Ramland Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $49,047) were not in operations, due to being vacant and/or under development, during the year ended December 31, 1997.

(2) Pro forma base rents are presented on a straight-line basis calculated from January 1, 1997 forward.

(3) Depreciation is based on the building-related portion of the purchase price and associated costs (for those properties operation during the period) depreciated using the straight-line method over a 40-year life.

(4) Acquisition of four of the 21 properties in this portfolio has not yet been completed.

(5) Acquisition of six of the 18 properties was completed on June 8, 1998 and acquisition of two of the 18 properties in this portfolio has not yet been completed.

(6) Acquisition of one of the three properties in this portfolio has not yet been completed.

----------

(c) The pro forma adjustment to interest expense for the year ended December 31, 1997 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the year ended December 31, 1997 is computed as follows:

      Interest expense on the Initial Mortgage Financing, after the       $4,858
      Partial Pre- payment (fixed interest rate of 8.02 percent on $44,313 and variable rate of 30-day LIBOR plus 100 basis points on $20,195; weighted average interest rate used is 6.46 percent)

      Interest expense on loan assumed with Fair Lawn acquisition on       1,500
      March 3, 1995 (fixed interest rate of 8.25 percent on average outstanding principal balance of approximately $18,185)

      Interest expense on mortgages in connection with the Harborside     10,841
      acquisition on November 4, 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on $42,088)

      Interest expense on Teachers Mortgage assumed with the RM           13,303
      Transaction on January 31, 1997 (fixed interest rate of 7.18 percent on $185,283)

      Interest expense on Mack Assumed Debt ($291,883) with a weighted    22,530
      average interest rate of 7.72 percent

      Interest expense on West Putnam Mortgage ($12,104) with an             789
      effective interest rate of 6.52 percent

      Interest expense on McGarvey Mortgage ($8,354) with a weighted         519
      average effective interest rate of 6.24 percent

      Interest expense on Prudential Term Loan ($200,000) at a            13,700
      weighted average interest rate of 6.85 percent

                     MACK-CALI REALTY CORPORATION
 Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                 For the Year Ended December 31, 1997
                            (in thousands)
--------------------------------------------------------------------------------

      Interest expense on pro forma drawings on the                      36,644
      Company's credit facilities of $523,486 at a weighted average rate of 7.00 percent

      Historical amortization of deferred mortgage, finance                 983
      and title costs for the year ended December 31, 1997
                                                                        -------
      Pro forma interest expense for the year ended December            105,667
      31, 1997:

      Company historical interest expense                                39,078
                                                                        -------
                                    Pro Forma Adjustment:               $66,589
                                                                        =======

      Interest expense can be effected by increases and decreases in the variable rates under the Company's various floating rate debt. For example, a one-eight percent change in such variable interest rates will result in a $1,055 change for the year ended December 31, 1997.

(d)   Represents minority interest computed as follows:

      Income before extraordinary item and minority interest   $142,439

      Pro forma dividend yield of 6.75 percent on the                   $15,563
      Preferred Units with a par value of $230,562

      Income allocable to common stockholders of the Company    126,876
      and unitholders in the Operating Partnership             --------

      Allocation to minority interest based upon weighted                13,360
      average percentage of Common Units outstanding of                 -------
      10.53 percent

      Pro Forma minority interest for the Year Ended                     28,923
      December 31, 1997

      Company historical including amount related to the                31,379
      beneficial conversion feature of the Preferred                    -------
      Units of $26,801(h)
                                    Pro Forma Adjustment:               $(2,456)
                                                                        =======

(e) The following is a reconciliation of the historical basic weighted average common shares outstanding to the pro forma basic weighted average common shares outstanding (shares in thousands):

      Historical basic weighted average shares outstanding               39,266

      Effect of shares issued in connection with the 1997                18,045
      and 1998 stock offerings

      Effect of vesting of 199 shares on an accelerated                     199
      basis as a result of the Mack Transaction                         -------

      Pro forma basic weighted average shares outstanding                57,510
                                                                        =======


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

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                      For the Year Ended December 31, 1997
                                 (in thousands)
--------------------------------------------------------------------------------

(f) Diluted pro forma net income before extraordinary item per share is not presented since common stock equivalents and the Preferred Units are not dilutive

(g) Represents reduction for interest income earned on investments of proceeds from the Company's November 1996 stock offering ($835)

(h) The charge related to the beneficial conversion feature of the preferred units ($26,801) and the non-recurring merger-related charges ($46,519) were excluded for pro forma purposes

                          MACK-CALI REALTY CORPORATION
            Estimated Twelve Month Pro Forma Statement of (unaudited)
           Taxable Net Operating Income and Operating Funds Available
--------------------------------------------------------------------------------

The following unaudited statement is a Pro Forma estimate for a twelve month period of taxable income and funds available from operations of the Company. The Pro Forma statement is based on the Company's historical operating results for the twelve month period ended March 31, 1998, adjusted for historical operations of the properties acquired or to be acquired during the period April 1, 1997 to June 5, 1998 (as reported in this Current Report and previous Form 8-K and 8-K/A filings of the Company dated January 16, 1998, December 11, 1997, September 19, 1997, and September 18, 1997) and certain items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the Pro Forma financial statements of the Company.

Estimate of Taxable Net Operating Income (in thousands):
Mack-Cali Realty Corporation Pro Forma income before minority interest for the twelve month period ended March 31, 1998,
  exclusive of depreciation and amortization (Note 1).................   218,403
Net adjustment for tax basis revenue recognition (Note 2).............   (1,121)
Estimated tax deduction from the exercise and sale of stock
  options under the Company's Employee Stock Option Plan..............   (5,158)
Estimated tax depreciation and amortization (Note 3)..................  (67,560)
                                                                       ---------
Pro Forma taxable income before allocation to minority interest and...
  dividends deduction.................................................   144,564
Estimated allocation to minority interest (Note 4)....................  (30,766)
Estimated dividends deduction (Note 5)................................ (115,629)
                                                                       ---------
                                                                       $ (1,831)
                                                                       =========
Pro Forma taxable net operating income                                 $       0
                                                                       =========

Estimate of Operating Funds Available (in thousands):
Pro Forma taxable operating income before allocation to minority
  interests and dividends deduction                                    $ 144,564
Add:  Pro Forma depreciation and amortization                             67,560
                                                                       ---------
Estimated Pro Forma operating funds available (Note 6)                 $ 212,124
                                                                       =========

----------

Note 1 - The Pro Forma income before minority interest represents the Company's income before minority interest for the twelve month period ended March 31, 1998.

Note 2 - Represents the net adjustment to (i) recognize prepaid rent and (ii) reverse the effect of rental revenue recognition on a straight line basis.

Note 3 - Tax depreciation for the Company is based upon the original cost or purchase price allocated to the buildings, depreciated on a straight-line method over their respective tax lives..

Note 4 - Estimated allocation of taxable income to minority interests is based on a 18.84 percent minority interest in the operating partnership after certain gross income and depreciation adjustments, with a special allocation of depreciation on properties included in the Initial Public Offering and subsequent acquisitions where Operating Units were issued as part of the consideration in the transaction.

Note 5 - Estimated dividends deduction is based on 57,814,529 shares outstanding at the dividend rate of $2.00 per share. Shares outstanding, on a Pro Forma basis, are 57,814,529.

Note 6 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statements of Mack-Cali Realty Corporation on Forms S-3 (File Nos. 333-44433, 333-44441, 333-25475, 333-09875, 333-19101, 333-09081, 33-96542, and 33-96538) and Forms
S-8 (File Nos. 333-44443, 33-91822, 333-18725, 333-19831 and 333-32661) of our
report dated April 6, 1998 on our audit of the Statement of Revenue and Certain Expenses for McGarvey Portfolio, of our report dated March 29, 1998 on our audit of the Statement of Revenue and Certain Expenses for 500 West Putnam, of our report dated March 27, 1998 on our audit of the Statement of Revenue and Certain Expenses for Mountainview, of our report dated March 30, 1998 on our audit of the Statement of Revenue and Certain Expenses for Cielo Center, of our report dated April 8, 1998 on our audit of the Statement of Revenue and Certain Expenses for the Pacifica Portfolio, of our report dated May 29, 1998 on our audit of the Statement of Revenue and Certain Expenses for 500 College Road East, of our report dated May 29, 1998 on our audit of the Statement of Revenue and Certain Expenses for the D.C. Portfolio, of our report dated May 30, 1998 on our audit of the Statement of Revenue and Certain Expenses for 400 South Colorado, and of our report dated June 4, 1998 on our audit of the Statement of Revenue and certain expenses for 3600 S. Yosemite, which reports are included in this Current Report on Form 8-K.

/s/ Schonbraun Safris McCann Bekritsky & Co., L.L.C.
----------------------------------------------------
Schonbraun Safris McCann Bekritsky & Co., L.L.C.
Roseland, New Jersey
June 8, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Forms S-3 (Nos. 333-44433, 333-44441, 333-25475, 333-09875, 333-19101, 333-09081, 33-96542, and 33-96538)
and Forms S-8 (Nos. 33-91822, 333-18725, 333-19831, 333-32661 and 333-44443) of
Mack-Cali Realty Corporation of our report dated April 16, 1998, relating to the Historical Statement of Gross Income and Direct Operating Expenses for Prudential Business Campus, and of our report dated April 2, 1998 relating to the Historical Statement of Gross Income and Direct Operating Expenses for Morris County Financial Center, appearing in this Current Report on Form 8-K.

/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
New York, New York
June 8, 1998


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